Share Capital	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Share Capital
15.	Share Capital

Common shares

As of December 31, 2020, the Company has one class of common shares.

On October 1, 2019, the Company closed a public offering of 7,613,788 Class A common shares, at an offering price of $7.25 per share, for gross proceeds of $55,200. This included the exercise in full by the underwriter of its option to purchase additional shares. The net proceeds, after underwriting discounts and commissions and expenses, amounted to $50,710 and are to be used for general corporate purposes, including the acquisition of containerships or the prepayment of debt.

On March 25, 2019, the Company effected a one-for-eight reverse stock split of the Company’s issued Class A common shares (see note 1). The reverse stock split ratio and the implementation and timing of the reverse stock split were determined by the Company’s Board of Directors, following approval of shareholders at a Special Meeting on March 20, 2019. The reverse stock split did not change the authorized number of shares or par value of the Company’s common shares. As part of the completion of the Poseidon Transaction, the outstanding shares of Class B common shares converted to Class A common shares on a one-for-one basis on January 2, 2019 and were also retrospectively adjusted for the one-for-eight reverse stock split.

On completion of the Poseidon Transaction on November 15, 2018, the Company issued 3,005,603 Class A common shares and 250,000 new Series C Preferred Shares of par value $0.01. Each Series C Preferred Share carries 38.75 votes and were converted in January 2021 after refinance of 2022 Notes to a total of 12,955,188 Class A common shares. They are entitled to a dividend only should such a dividend be declared on the Class A common shares.

Restricted stock units or incentive stock units have been granted periodically to the Directors and management, under the Company’s Equity Incentive Plans, as part of their compensation arrangements (see note 16). In April 2020, 184,270 shares were issued under grants made under the Equity Incentive Plan.

Preferred shares

On December 10, 2019, the Company entered into At Market Issuance Sales Agreement with B. Riley FBR under which the Company may, from time to time, issue additional depositary shares, each of which represents 1/100th of one share of the Company’s  Series B Preferred Shares (the “Depositary Share ATM Program”). Pursuant to the Depositary Share ATM Program, in 2019, the Company issued 42,756 depositary shares (representing an interest in 428 Series B Preferred Shares) for net proceeds of $856, and during year ended December 31, 2020, the Company issued 839,442 depositary shares (representing an interest in 8,394 Series B Preferred Shares) for net proceeds of $18,847. As of December 31, 2020, the Company had 22,822 Series B Preferred Shares outstanding.

On August 20, 2014, the Company issued 1,400,000 Series B Preferred Shares. The net proceeds from the offering were $33,497. Dividends are payable at 8.75% per annum in arrears on a quarterly basis. At any time after August 20, 2019 (or within 180 days after the occurrence of a fundamental change), the Series B Preferred Shares may be redeemed, at the discretion of the Company, in whole or in part, at a redemption price of $2,500.00 per share (equivalent to $25.00 per depositary share).

These shares are classified as Equity in the Consolidated Balance Sheets. The dividends payable on the Series B Preferred Shares are presented as a reduction of Retained Earnings in the Consolidated Statements of Equity, when and if declared by the Board of Directors. An initial dividend was declared on September 22, 2014 for the third quarter 2014. Subsequent dividends have been declared for all quarters.